Supplementary
Letters Patent

TO

WINNIPEG RIVER TIN MINES LIMITED

DATED 28th March, 1967

RECORDED 24th April, 1967

Film 203 ***Document*** 80

L. MacCann

for Deputy Registrar General of Canada.

Canada

By the Registrar General of Canada.

To all to whom these presents shall come, or whom the same may in anywise concern,

Greeting:

Whereas *WINNIPEG RIVER TIN MINES LIMITED (hereinafter referred to as "the Company") was duly incorporated under the provisions of the first part of Chapter 27 of the Revised Statutes of Canada, 1927, known as "The Companies Act", by letters patent dated the second (2nd) day of August, one thousand nine hundred and twenty-nine (1929), with a capital stock consisting of five million (5,000,000) shares without nominal or par value to be issued for a consideration not exceeding one dollar ($1) per share or its equivalent;*

AND WHEREAS the Company has applied by petition to the Registrar General of Canada for the issue of supplementary letters patent under the provisions of Part I of the Canada Corporations Act confirming By-law No. 11 (as amended by By-law No. 14), which by-laws were duly enacted by the directors

and...

and sanctioned in the prescribed manner by the shareholders of the Company, changing the corporate name of the Company as hereinafter set forth;

AND WHEREAS the Company has satisfactorily established the sufficiency of all proceedings by the said Act required to be taken and the truth of all facts by the said Act required to be established previous to the granting of such supplementary letters patent;

NOW KNOW YE that the Registrar General of Canada, by virtue of the power vested in him by the said Act and of any other power or authority whatever in him vested in this behalf, does by these supplementary letters patent confirm the said By-law No. 11 (as amended by By-law No. 14) of the Company, duly enacted and sanctioned as aforesaid, changing the corporate name of the Company from that of WINNIPEG RIVER TIN MINES LIMITED to that of SPACEMASTER MINERALS LTD.

GIVEN under the seal of office of the Registrar General of Canada at Ottawa this twenty-eighth day of March, one thousand nine hundred and sixty-seven.

for the Registrar General of Canada.

CANADA

SUPPLEMENTARY LETTERS PATENT

issued to

SPACEMASTER MINERALS LTD.

The Minister of Consumer and Corporate Affairs, by virtue of the power vested in him by the Canada Corporations Act, does hereby change the name of the Company from SPACEMASTER MINERALS LTD. to SPACEMASTER RESOURCES LIMITED as provided in By-Law No. 24 of the said Company, a copy of which is annexed hereto to form part of these presents.

GIVEN AT OTTAWA, under my seal of office this thirtieth day of September, one thousand nine hundred and seventy-four.

for the Minister of Consumer and Corporate Affairs.

RECORDED 10th October, 1974.

Film 363 Document 135

J. Lalonde

Deputy Registrar General of Canada.

SPACEMASTER MINERALS LIMITED

BY-LAW NO. 24

A BY-LAW CHANGING THE NAME OF SPACEMASTER MINERALS LIMITED TO SPACEMASTER RESOURCES LIMITED

BE IT ENACTED and it is hereby enacted as a By-law of the Company:

1. THAT subject to confirmation by Supplementary Letters Patent the name of the Company be and the same is hereby changed to "SPACEMASTER RESOURCES LIMITED".

2. THAT upon this By-law being sanctioned by the Shareholders of the Company, an application for Supplementary Letters Patent confirming the change of name be and the same is hereby authorized.

ENACTED this 15th day of May, A.D. 1973.

WITNESS THE CORPORATE SEAL OF THE COMPANY

"Peter Auxier"
President

"Linda Langdon"
Secretary

CERTIFIED A TRUE COPY THIS 26TH DAY OF AUGUST 1974

Peter Auxier
President

Linda Langdon
Secretary

FORM 11

ARTICLES OF CONTINUANCE
(SECTION 181)

FORMULE 11

STATUTS DE CONTINUATION
(ARTICLE 181)

1 — Name of Corporation / Nom de la corporation

SPACEMASTER RESOURCES LIMITED

2 — Place in Canada where the registered office is to be situated / Lieu au Canada où doit être situé le siège social

1313 West Pender Street, Vancouver, British Columbia, Canada, V6E 2V9

3 — The classes and any maximum number of shares that the corporation is authorized to issue / Catégories et tout nombre maximal d'actions que la corporation est autorisée à émettre

One class of shares, without nominal or par value

4 — Restrictions if any on share transfers / Restrictions sur le transfert des actions s'il y a lieu.

N/A

5 — Number (or minimum and maximum number) of directors / Nombre (ou nombre minimum et maximum) d'administrateurs

a minimum of 3 and a maximum of 7

6 — Restrictions if any on businesses the corporation may carry on / Restrictions imposées quant aux entreprises que la corporation peut exploiter, s'il y a lieu

N/A

7 — Other provisions if any / Autres dispositions s'il y a lieu

The quorum for any meeting of the Board of Directors shall be three (3).

A shareholder shall hold one (1) share for every ten (10) shares held before the issuance of a Certificate of Continuance.

Date	Signature	Description of Office – Description du poste
03/10/77	Peter Alexier	PRESIDENT

FOR DEPARTMENTAL USE ONLY / À L'USAGE DU MINISTÈRE SEULEMENT

Corporation No. – No de la corporation	Filed – Déposée
14013	November 14, 1977

CCA-1391

21346825
Corporate Access No.

Alberta

BUSINESS CORPORATIONS ACT

Form 25

CERTIFICATE OF REGISTRATION

Extra-Provincial Corporation

- SPACEMASTER RESOURCES LIMITED -
Name of Corporation

I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION, THE STATEMENT OF REGISTRATION OF WHICH IS ATTACHED, WAS REGISTERED AS AN EXTRA-PROVINCIAL CORPORATION UNDER THE BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.

Registrar of Corporations

Alberta
CORPORATE REGISTRY
CONSUMER AND CORPORATE AFFAIRS

April 9, 1986
Date of Registration

/Lsc

CCA-06-125

FILED

APR - 9 1986

THE REGISTRAR OF CORPORATIONS
PROVINCE OF ALBERTA

BUSINESS CORPORATIONS ACT
EXTRA-PROVINCIAL CORPORATIONS
(SECTION 287)

FORM 24

Alberta
CONSUMER AND
CORPORATE AFFAIRS

STATEMENT OF REGISTRATION

1. NAME OF CORPORATION.

SPACEMASTER RESOURCES LIMITED

RECEIVED
APR - 9 1986
Corporate Registry
Province of Alberta

2. DATE OF INCORPORATION, AMALGAMATION OR CONTINUANCE.

November 4, 1977

3. PLACE OF INCORPORATION.

OTTAWA UNDER THE CANADA BUSINESS CORPORATIONS

4. HEAD OFFICE ADDRESS INSIDE OR OUTSIDE ALBERTA.

353 Water Street
Vancouver, British Columbia
V6B 1B8

5. PRINCIPAL BUSINESS OF CORPORATION.

OIL AND GAS EXPLORATION IN TEXAS AND MONTANA, MINERAL EXPLORATION IN BRITISH COLUMBIA, AND REAL ESTATE HOLDINGS IN BRITISH COLUMBIA, SASKATCHEWAN AND MANITOBA.

6. DIRECTORS OF CORPORATION.

NAME	ADDRESS	
DOUGLAS HUNT	3721 - 53 Avenue Edmonton, Alberta T6E 5E9	Businessman
DAVID WHITEWAY	353 Water Street Vancouver, BC V6B 1B8	Investor
ROBERT WILSON	c/o 353 Water Street Vancouver, BC V6B 1B8	Businessman
THOMAS McFADZEAN	12 Lake Emerald Road, ~~S.W.~~ S.E. Calgary, Alberta T2J 2J7	Businessman
EDWARD BROWNLESS	6713 Laird ~~Drive~~ Crt, S.W. Calgary, Alberta T3E 6G2	Businessman

7. WAS THIS CORPORATION EVER INCORPORATED OR PREVIOUSLY REGISTERED IN ALBERTA? ☐ YES ☒ NO
IF YES, UNDER WHAT NAME AND CORPORATE ACCESS NUMBER WAS IT INCORPORATED/REGISTERED.

CORPORATE NAME	ACCESS NUMBER

8. IS THIS CORPORATION VALID AND SUBSISTING IN ITS HOME JURISDICTION? ☒ YES ☐ NO

9. DATE	SIGNATURE	TITLE
7 APRIL '86.	D P HUNT	PRESIDENT

FOR DEPARTMENTAL USE ONLY

FILED

CORPORATE ACCESS NO.

CCA-05.124
(REV. 6/84)

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi sur les sociétés commerciales canadiennes

EXMOOR OIL & GAS CORPORATION — **014013-9**

Name of Corporation - Dénomination de la société | Number - Numéro

I hereby certify that the Articles of the above-mentioned Corporation were amended		Je certifie par les présentes que les statuts de la société mentionnée ci-haut ont été modifiés
(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	(a) en vertu de l'article 13 de la Loi sur les sociétés commerciales canadiennes conformément à l'avis ci-joint;
(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐	(b) en vertu de l'article 27 de la Loi sur les sociétés commerciales canadiennes tel qu'indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;
(c) under Section 171 of the Canada Business Corporations Act as set out in the attached Articles of Amendment;	☒	(c) en vertu de l'article 171 de la Loi sur les sociétés commerciales canadiennes tel qu'indiqué dans les clauses modificatrices ci-jointes;
(d) under Section 185 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization;	☐	(d) en vertu de l'article 185 de la Loi sur les sociétés commerciales canadiennes tel qu'indiqué dans les clauses de réorganisation ci-jointes;
(e) under Section 185.1 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement.	☐	(e) en vertu de l'article 185.1 de la Loi sur les sociétés commerciales canadiennes tel qu'indiqué dans les clauses d'arrangement ci-jointes.

Le Directeur

Director

September 30, 1988/le 30 septembre 1988

Date of Amendment - Date de la modification

CANADA BUSINESS CORPORATIONS ACT
FORM 4

ARTICLES OF AMENDMENT
(SECTION 27 OR 171)

1. NAME OF CORPORATION — SPACEMASTER RESOURCES LIMITED

2. CORPORATION NO. — 014013-9

---

3. THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

Pursuant to Section 167(1)(a), Item 1 of the Articles of the Corporation is hereby amended to read:

"1. NAME OF CORPORATION

EXMOOR OIL & GAS CORPORATION"

Dated this 26th day of September, 1988.

[signature]
Director

FILED
DÉPOSÉ 30-9-1988

Alberta

21346825
Corporate Access No.

BUSINESS CORPORATIONS ACT

FORM 37

CERTIFICATE OF AMENDMENT

(OF REGISTRATION OF AN EXTRA-PROVINCIAL CORPORATION)

SPACEMASTER RESOURCES LIMITED
Name of Corporation

I HEREBY CERTIFY THAT THE STATEMENT OF REGISTRATION OF THE ABOVE-MENTIONED CORPORATION WAS AMENDED.

The Charter was amended in CANADA to change the name to EXMOOR OIL & GAS CORPORATION on the thirtieth day of September, 1988.

Registrar of Corporations

June 22, 1989
Date

/kmj

Consumer and Corporate Affairs Canada | Consommation et Corporations Canada

Certificate of Amendment

Certificat de modification

Canada Business Corporations Act

Loi régissant les sociétés par actions de régime fédéral

Koala Kreme Inc.

014013-9

Name of Corporation - Dénomination de la société

Number - Numéro

I hereby certify that the Articles of the above-mentioned Corporation were amended		Je certifie par les présentes que les statuts de la société mentionnée ci-haut ont été modifiés
(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	(a) en vertu de l'article 13 de la Loi régissant les sociétés par actions de régime fédéral conformément à l'avis ci-joint;
(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐	(b) en vertu de l'article 27 de la Loi régissant les sociétés par actions de régime fédéral tel qu'indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;
(c) under Section 177 of the Canada Business Corporations Act as set out in the attached Articles of Amendment;	☒	(c) en vertu de l'article 177 de la Loi régissant les sociétés par actions de régime fédéral tel qu'indiqué dans les clauses modificatrices ci-jointes;
(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization;	☐	(d) en vertu de l'article 191 de la Loi régissant les sociétés par actions de régime fédéral tel qu'indiqué dans les clauses de réorganisation ci-jointes;
(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement.	☐	(e) en vertu de l'article 192 de la Loi régissant les sociétés par actions de régime fédéral tel qu'indiqué dans les clauses d'arrangement ci-jointes.

Le directeur

[signature]

Director

January 22, 1990/le 22 janvier 1990

Date of Amendment - Date de la modification

Canada

CANADA BUSINESS CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT (SECTION 27 OR 171)

LOI SUR LES CORPORATIONS COMMERCIALES CANADIENNES

FORMULE 4

STATUTS DE MODIFICATION (ARTICLE 27 OU 171)

1 – Name of Corporation – Nom de la corporation	2 – Corporation No. – Nº de la corporation
Exmoor Oil & Gas Corporation	014013-9

3 – The articles of the above-named corporations are amended as follows:

Les statuts de la corporation ci-haut mentionnée sont modifiés de la façon suivante:

1. Pursuant to Section 173(1)(a) of the Canada Business Corporations Act, Article 1 of the Articles of the Corporation is amended by deleting the name "Exmoor Oil & Gas Corporation" and inserting the name "Koala Kreme Inc." in substitution therefor.

2. Pursuant to Section 173(1)(h) of the Canada Business Corporations Act, the Articles of the Coporation are amended by consolidating all of the Shares of the Corporation which are issued and outstanding on the date that these Articles of Amendment become effective on the basis that each two Shares shall become one Share; provided, however, that any holder of Shares of the Corporation who, on the date that these Articles of Amendment become effective, is the registered holder on the records of the Corporation of a number of Shares not evenly divisible by two shall be entitled to be entered on the records of the Corporation as the holder of the next higher whole number of consolidated Shares and shall not be entitled to be entered on the records of the Corporation as a holder of a fractional Share.

Date	Signature	Description of Office – Description du poste
Dec 15/89	[signature]	Director

FOR DEPARTMENTAL USE ONLY — À L'USAGE DU MINISTÈRE SEULEMENT

Filed – Déposée: JAN 25 1990

CCA-1327

Alberta

21346825
Corporate Access No.

BUSINESS CORPORATIONS ACT

FORM 37

CERTIFICATE OF AMENDMENT

(OF REGISTRATION OF AN EXTRA-PROVINCIAL CORPORATION)

- EXMOOR OIL & GAS CORPORATION -
Name of Corporation

I HEREBY CERTIFY THAT THE STATEMENT OF REGISTRATION OF THE ABOVE-MENTIONED CORPORATION WAS AMENDED.

The Charter was amended in Canada to change the name to KOALA KREME INC., on the twenty-second day of January, 1990.

Alberta
CORPORATE REGISTRY
CONSUMER AND CORPORATE AFFAIRS

M. M. Froskuil
Registrar of Corporations

NOVEMBER 9, 1990
Date

/pld

Industry Canada   Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Koala Kreme Inc.

Name of corporation-Dénomination de la société

014013-9

Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended

(a) under section 13 of the *Canada Business Corporations Act* in accordance with the attached notice; ☐

(b) under section 27 of the *Canada Business Corporations Act* as set out in the attached articles of amendment designating a series of shares; ☐

(c) under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment; ☒

(d) under section 191 of the *Canada Business Corporations Act* as set out in the attached articles of reorganization; ☐

(e) under section 192 of the *Canada Business Corporations Act* as set out in the attached articles of arrangement. ☐

Je certifie que les statuts de la société susmentionnée ont été modifiés :

a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint;

b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;

c) en vertu de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;

d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

e) en vertu de l'article 192 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses d'arrangement ci-jointes.

[signature]

Director - Directeur

March 29, 1995/le 29 mars 1995

Date of Amendment - Date de modification

Canada

Consumer and Corporate Affairs Canada | Consommation et Corporations Canada

Canada Business Corporations Act | Loi sur les sociétés commerciales canadiennes

FORM 4
ARTICLES OF AMENDMENT
(SECTION 27 OR 171)

FORMULE 4
CLAUSES MODIFICATRICES
(ARTICLE 27 OU 171)

1 – Name of Corporation — Dénomination de la société	2 – Corporation No. — N° de la société
KOALA KREME INC.	014013-9

3 – The articles of the above-named corporation are amended as follows: | Les statuts de la société ci-haut mentionnée sont modifiés de la façon suivante:

Pursuant to Section 173(1)(h) of the Canada Business Corporations Act, the Articles of the Corporation are amended by consolidating all of the Shares of the Corporation which are issued and outstanding on the date that these Articles of Amendment become effective on the basis that each six Shares shall become one Share; provided however, that any holder of Shares of the Corporation who, on the date that these Articles of Amendment become effective, is the registered holder on the records of the Corporation of a number of Shares not evenly divisible by six shall be entitled to be entered on the records of the Corporation as the holder of the next higher whole number of consolidated Shares and shall not be entitled to be entered on the records of the Corporation as holder of a fractional Share.

Date	Signature	Description of Office — Description du poste
February 16, 1995	William DeJong	Director

FOR DEPARTMENTAL USE ONLY – À L'USAGE DU MINISTÈRE SEULEMENT

Filed — Déposée

MAR 3 0 1995

CCA-1387 (4/88)

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Sur American Gold Corporation

Name of corporation-Dénomination de la société

014013-9

Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended

(a) under section 13 of the *Canada Business Corporations Act* in accordance with the attached notice;	☐	a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint;
(b) under section 27 of the *Canada Business Corporations Act* as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;
(c) under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment;	☒	c) en vertu de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;
(d) under section 191 of the *Canada Business Corporations Act* as set out in the attached articles of reorganization;	☐	d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;
(e) under section 192 of the *Canada Business Corporations Act* as set out in the attached articles of arrangement.	☐	e) en vertu de l'article 192 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses d'arrangement ci-jointes.

Je certifie que les statuts de la société susmentionnée ont été modifiés :

Director - Directeur

April 4, 1995/le 4 avril 1995

Date of Amendment - Date de modification

Canada

Consumer and Corporate Affairs Canada — Consommation et Corporations Canada

Canada Business Corporations Act — Loi sur les sociétés commerciales canadiennes

FORM 4
ARTICLES OF AMENDMENT
(SECTION 27 OR 171)

FORMULE 4
CLAUSES MODIFICATRICES
(ARTICLE 27 OU 171)

1 – Name of Corporation — Dénomination de la société	2 – Corporation No. — N° de la société
KOALA KREME INC.	014013-9

3 – The articles of the above-named corporation are amended as follows: — Les statuts de la société ci-haut mentionnée sont modifiés de la façon suivante:

Pursuant to Section 173(1)(a) of the Canada Business Corporations Act, Article 1 of the Articles of the Coroporation is amended by deleting the name "Koala Kreme Inc." and inserting the name "Sur American Gold Corporation" in substitution therefor.

Date	Signature	Description of Office — Description du poste
February 16, 1995	William DeJong	Director

FOR DEPARTMENTAL USE ONLY — À L'USAGE DU MINISTÈRE SEULEMENT

Filed — Déposée

CORPORATE ACCESS NUMBER

21346825

Alberta

GOVERNMENT OF ALBERTA

BUSINESS CORPORATIONS ACT

CERTIFICATE

EXTRA-PROVINCIAL NAME CHANGE

KOALA KREME INC.

CHANGED ITS NAME IN CANADA TO **SUR AMERICAN GOLD CORPORATION.** THE NEW NAME WAS REGISTERED IN ALBERTA ON JULY 29, 1996.

REGISTRIES GOVERNMENT OF ALBERTA

Registrar of Corporations

NUMBER: **A-43777**

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

CERTIFICATE OF REGISTRATION

CERTIFIED A
TRUE COPY
BRUCE BRAGAGNOLO, ESQ.

I Hereby Certify that

SUR AMERICAN GOLD CORPORATION

has this day been registered as an extraprovincial company
under the *Company Act*

Issued under my hand at Victoria, British Columbia
on October 17, 1996

JOHN S. POWELL
Registrar of Companies

Province of British Columbia

Ministry of Finance and Corporate Relations

REGISTRAR OF COMPANIES
CORPORATE AND PERSONAL PROPERTY REGISTRIES
940 BLANSHARD STREET
VICTORIA, B.C. V8W 3E6

STATEMENT ON REGISTRATION EXTRAPROVINCIAL COMPANY

FORM 15 (Section 323 *Company Act*)

Registration Fee $250

1. NAME OF CORPORATION: SUR AMERICAN GOLD CORPORATION

2. DATE OF INCORPORATION OR AMALGAMATION: August 2, 1929

3. JURISDICTION OF INCORPORATION: Federal

4. THE BUSINESS THAT THE CORPORATION WILL CARRY ON IN BRITISH COLUMBIA IS [See note (a)]

Mining and exploration of minerals.

I CERTIFY THIS IS A COPY OF A DOCUMENT FILED ON

OCT 17 1996

JHPowell
16 JOHN S. POWELL
REGISTRAR OF COMPANIES
PROVINCE OF BRITISH COLUMBIA

	ADDRESS	CITY	PROVINCE	POSTAL CODE
5. THE FULL ADDRESS OF THE HEAD OFFICE OR CHIEF PLACE OF BUSINESS OUTSIDE BRITISH COLUMBIA IS	1800, 350 - 7th Avenue SW	Calgary	AB	T2P 3N9
6. THE FULL ADDRESS OF THE HEAD OFFICE WITHIN BRITISH COLUMBIA IS	1140 - 1090 West Georgia Street	Vancouver	BC	V6E 3V7

7. THE FULL NAME AND ADDRESS OF THE PERSON APPOINTED BY THE CORPORATION AS ITS ATTORNEY FOR THE PURPOSE OF PART 10 OF THE *COMPANY ACT* IS

SURNAME	FIRST NAME & INITIALS	ADDRESS	CITY	PROVINCE	POSTAL CODE
Bragagnolo	Bruce	10th Floor, Montreal Trust Centre 595 Burrard Street	Vancouver	BC	V6C 3A8

8. THE CHARTER DOCUMENTS OF THE CORPORATION, VERIFIED COPIES OF WHICH ARE ATTACHED, ARE: (SEE NOTE (b))

DATE	NATURE
~~March 29, 1995~~ Apr 4/95	Certificate/Articles of Amendment (certificate + articles of amendment)
~~January 22, 1990~~	~~Certificate/Articles of Amendment~~
November 16, 1988	Certificate/Articles of Amendment
~~September 30, 1988~~	~~Certificate/Articles of Amendment~~
July 14, 1988	Certificate/Articles of Amendment
~~November 4, 1977~~	~~Certificate/Articles of Continuance~~

9. THE SHARES AUTHORIZED ARE

NUMBER OF SHARES	CLASS	AMOUNT OF PAR VALUE (IF ANY)
unlimited	shares	No par value

10. THE SHARES ISSUED ARE

NUMBER OF SHARES	CLASS	AMOUNT OF PAR VALUE (IF ANY)
1,790,551	Common	No par value

This is a public company

Transfer Agent - Montreal Trust Company of Canada

11. THE SHARES OF THE CORPORATION OWNED BY THE CORPORATION ARE

NUMBER OF SHARES	CLASS	AMOUNT OF PAR VALUE (IF ANY)
none		

(a) STATE BRIEFLY THE BUSINESS THE CORPORATION INTENDS TO CARRY ON IN BRITISH COLUMBIA. DO NOT RECITE ALL THE OBJECTS OF THE CORPORATION

(b) "CHARTER" IS DEFINED IN THE ACT TO INCLUDE AN ACT, STATUTE, ORDINANCE, LETTERS PATENT, CERTIFICATE, DECLARATION, OR OTHER INSTRUMENT OR PROVISION OF LAW BY OR UNDER WHICH A CORPORATION HAS BEEN INCORPORATED OR AMALGAMATED AND ANY AMENDMENTS OF IT APPLYING TO THE CORPORATION AND ALSO ITS MEMORANDUM, ARTICLES, REGULATIONS, OR BYLAWS, AGREEMENT OR DEED OF SETTLEMENT, AND ANY AMENDMENTS OF IT.

(c) SEE SECTIONS 138 AND 157.

FIN 752 REV. 91 / 11 / 12 HB-1198

12. THE FULL NAMES AND ADDRESSES OF ALL THE DIRECTORS OF THE CORPORATION ARE

SURNAME	FIRST NAME & INITIALS	ADDRESS	CITY	PROVINCE	POSTAL CODE
Ratushny	Scott	510 - 5th Street SW, Suite 800	Calgary	AB	T2P 3S2
Dejong	William	1800, 350 - 7th Avenue SW	Calgary	AB	T2P 3N
Blair	J. Rennie	1140 - 1090 West Georgia ST	Vancouver	BC	V6E 3V7
Nicholson	Alicia	4160 Albert Street, Suite 410	Burnaby	BC	V5E 6K2

13. THE FULL NAMES AND ADDRESSES OF ALL THE OFFICERS OF THE CORPORATION ARE

SURNAME	FIRST NAME & INITIALS	ADDRESS	CITY	PROVINCE	POSTAL CODE	OFFICE HELD
Blair	J. Rennie	as above				President & CEO
Nicholson	Alicia	as above				Vice President Finance

13.1 THE DIRECTORS OF THE CORPORATION QUALIFY UNDER SECTION 138 OF THE COMPANY ACT TO BECOME OR ACT AS DIRECTORS OF A COMPANY INCORPORATED UNDER THE COMPANY ACT. ☒ YES ☐ NO. SUPPLY NAME AND REASON ON ATTACHMENT

14. PARTICULARS OF ANY OFFICER WHO WOULD BE PROHIBITED FROM BEING AN OFFICER OF A BRITISH COLUMBIA COMPANY ARE: [*SEE* NOTE (c)]

DATE	REASON
Not applicable	

15. DOES THE CORPORATION INTEND TO OFFER ANY OF ITS SECURITIES TO ANY PERSON IN B.C.? ☒ YES ☐ NO

16. THE CORPORATION WILL, ON REGISTRATION, OBSERVE AND COMPLY WITH THE APPLICABLE PROVISIONS OF THE *COMPANY ACT* APPLICABLE TO IT.

17. THE CORPORATION HAS NOT WITHIN THE PRECEDING 5 YEARS BEEN CONVICTED OF ANY OFFENCE INVOLVING FRAUD.

IN WITNESS WHEROF THE CORPORATION HAS EXECUTED THIS STATEMENT THE 31st DAY OF July, 19 96

THIS STATEMENT IS EXECUTED IN THE NAME OF THE CORPORATION BY

SUR AMERICAN GOLD CORPORATION
NAME OF CORPORATION

William DeJong
PRINT NAME

1800, 350 - 7th Avenue SW
Calgary, AB T2P 3N9
ADDRESS

BY [signature]
AUTHORIZED SIGNING OFFICER
William DeJong - Director

Director
RELATIONSHIP TO CORPORATION

CONSENT

I, Bruce Bragagnolo, OF Vancouver, BC, HEREBY CONSENT TO ACT AS THE ATTORNEY OF THE ABOVE-MENTIONED EXTRAPROVINCIAL COMPANY.

DATED THE 29 DAY OF AUGUST, 19 96

[signature]
SIGNATURE